Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Feb-00

Collection Period            February 2, 2000      to        March 1, 2000
Determination Date              March 9, 2000
Distribution Date              March 14, 2000

Available Amounts
-----------------

        Scheduled Payments plus Payaheads, net of Excluded
         Amounts                                             10,021,818.36
        Prepayment Amounts                                      221,370.98
        Recoveries                                                    0.00
        Investment Earnings on Collection Account and
         Reserve Fund                                            29,431.66
        Late Charges                                              6,221.17
        Servicer Advances                                             0.00

        Total Available Amounts                              10,278,842.17
        -----------------------                              -------------

Payments on Distribution Date
-----------------------------

  (A)**  Trustee Fees (only applicable pursuant to an
          Event of Default)                                           0.00

  (A)   Unreimbursed Servicer Advances to the Servicer                0.00

  (B)   Monthly Servicing Fee, if Heller Financial, Inc.
          is not the Servicer                                         0.00

  (C)   Interest due to Class A-1 Notes                         354,930.31

  (D)   Interest due to Class A-2 Notes                         419,782.58

  (E)   Interest due to Class A-3 Notes                         584,443.67

  (F)   Interest due to Class A-4 Notes                         380,594.75

  (G)   Interest due to Class B Notes                            24,558.20

  (H)   Interest due to Class C Notes                            25,057.93

  (I)   Interest due to Class D Notes                            42,320.06

  (J)   Interest due to Class E Notes                            27,213.91

  (K)   Class A-1 Principal Payment Amount                    7,704,289.19

  (L)   Class A-2 Principal Payment Amount                            0.00

  (M)   Class A-3 Principal Payment Amount                            0.00

  (N)   Class A-4 Principal Payment Amount                            0.00

  (O)   Class B Principal Payment Amount                        102,450.67

  (P)   Class C Principal Payment Amount                        102,450.67

  (Q)   Class D Principal Payment Amount                        163,921.05

  (R)   Class E Principal Payment Amount                         81,960.51

  (S)   Additional Principal to Class A-1 Notes                       0.00

  (T)   Additional Principal to Class A-2 Notes                       0.00

  (U)   Additional Principal to Class A-3 Notes                       0.00

  (V)   Additional Principal to Class A-4 Notes                       0.00

  (W)   Additional Principal to Class B Notes                         0.00

  (X)   Additional Principal to Class C Notes                         0.00

  (Y)   Additional Principal to Class D Notes                         0.00

  (Z)   Additional Principal to Class E Notes                         0.00

  (AA)  Monthly Servicing Fee, if Heller Financial, Inc. is
         the Servicer                                           114,224.19

  (AB)  Deposit to the Reserve Fund                             150,644.48

  (AC)  Excess to Certificateholder                                   0.00

        Total distributions to Noteholders and
         Certificateholders                                  10,278,842.17
         ------------------                                  -------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules


Trustee Fees, in Event of Default only
--------------------------------------
        Trustee fees due on Distribution Date                              0.00


Unreimbursed Servicer Advances
------------------------------
        Unreimbursed Servicer Advances                                     0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------
  (i)   Servicing Fee Percentage                                           0.40%
  (ii)  ADCB of Contract Pool as of the 1st day of the
         Collection Period                                       353,216,648.19
 (iii)  Servicing Fee  ( ( (i) / 12 ) x  (ii) )                            0.00
  (iv)  Servicing Fee accrued but not paid in prior periods                0.00
        Total Servicing Fee due and accrued ( (iii) + (iv) )               0.00
        Servicing Fee carried forward                                      0.00

        Monthly Servicing Fee distributed                                  0.00

Class A-1 Interest Schedule
---------------------------
        Opening Class A-1 principal balance                       71,887,673.27
        Class A-1 Interest Rate                                         6.12905%
        Number of days in Accrual Period                                     29
        Current Class A-1 interest due                               354,930.31
        Class A-1 interest accrued but not paid in prior periods           0.00
        Total Class A-1 interest due                                 354,930.31
        Class A-1 interest carried forward                                 0.00

        Class A-1 interest distribution                              354,930.31

Class A-2 Interest Schedule
---------------------------
        Opening Class A-2 principal balance                       77,498,323.00
        Class A-2 Interest Rate                                         6.50000%
        Current Class A-2 interest due                               419,782.58
        Class A-2 interest accrued but not paid in prior periods           0.00
        Total Class A-2 interest due                                 419,782.58
        Class A-2 interest carried forward                                 0.00

        Class A-2 interest distribution                              419,782.58

Class A-3 Interest Schedule
---------------------------
        Opening Class A-3 principal balance                      105,463,520.00
        Class A-3 Interest Rate                                         6.65000%
        Current Class A-3 interest due                               584,443.67
        Class A-3 interest accrued but not paid in prior periods           0.00
        Total Class A-3 interest due                                 584,443.67
        Class A-3 interest carried forward                                 0.00

        Class A-3 interest distribution                              584,443.67

Class A-4 Interest Schedule
---------------------------
        Opening Class A-4 principal balance                       67,262,695.00
        Class A-4 Interest Rate                                         6.79000%
        Current Class A-4 interest due                               380,594.75
        Class A-4 interest accrued but not paid in prior periods            -
        Total Class A-4 interest due                                 380,594.75
        Class A-4 interest carried forward                                  -

        Class A-4 interest distribution                              380,594.75

Class B Interest Schedule
-------------------------
        Opening Class B principal balance                          4,283,407.46
        Class B Interest Rate                                           6.88000%
        Current Class B interest due                                  24,558.20
        Class B interest accrued but not paid in prior periods              -
        Total Class B interest due                                    24,558.20
        Class B interest carried forward                                    -

        Class B interest distribution                                 24,558.20

Class C Interest Schedule
-------------------------

        Opening Class C principal balance                          4,283,407.46
        Class C Interest Rate                                           7.02000%
        Current Class C interest due                                  25,057.93
        Class C interest accrued but not paid in prior periods              -
        Total Class C interest due                                    25,057.93
        Class C interest carried forward                                    -

        Class C interest distribution                                 25,057.93


Class D Interest Schedule
-------------------------

        Opening Class D principal balance                          6,853,451.74
        Class D Interest Rate                                           7.41000%
        Current Class D interest due                                  42,320.06
        Class D interest accrued but not paid in prior periods             0.00
        Total Class D interest due                                    42,320.06
        Class D interest carried forward                                   0.00

        Class D interest distribution                                 42,320.06


Class E Interest Schedule
-------------------------

        Opening Class E principal balance                          3,426,725.40
        Class E Interest Rate                                           9.53000%
        Current Class E interest due                                  27,213.91
        Class E interest accrued but not paid in prior periods             0.00
        Total Class E interest due                                    27,213.91
        Class E interest carried forward                                   0.00

        Class E interest distribution                                 27,213.91


Class A-1 Principal Schedule
----------------------------

        Class A-1 Maturity Date                                 January 6, 2001
  (i)   Opening Class A-1 principal balance                       71,887,673.27
  (ii)  Aggregate outstanding principal of Notes plus
           Overcollateralization Balance                         342,672,565.18
  (iii) ADCB as of last day of the Collection Period             334,476,512.85
           Monthly Principal Amount ( (ii) - (iii) )               8,196,052.33
  (iv)  Class A-1 Principal Payment Amount                         7,704,289.19
        Class A-1 Principal Payment Amount due
           (lesser of (i) or (iv))                                 7,704,289.19
        Class A-1 Principal Payment Amount distribution            7,704,289.19
        Principal carryforward Class A-1                                   0.00

        Class A-1 Principal Balance after current distribution    64,183,384.08


Class A Principal Payment Amount
--------------------------------

  (i)   Aggregate opening Class A-1, A-2, A-3 and A-4
           Outstanding Principal Amount                          322,112,211.27
  (ii)  Class A Target Investor Principal Amount
           (94.0%* ending ADCB)                                  314,407,922.08
        Class A Principal Payment Amount                           7,704,289.19
        Funds available for distribution after Class A-1
           distribution                                              715,651.57


Class A-2 Principal Schedule
----------------------------

        Opening Class A-2 principal balance                       77,498,323.00
        Class A-2  Principal Payment Amount                                0.00
        Class A-2 Principal Payment Amount distribution                    0.00
        Principal carryforward Class A-2                                   0.00

        Class A-2 principal balance after current distribution    77,498,323.00

Class A-3 Principal Schedule
----------------------------

        Opening Class A-3 principal balance                      105,463,520.00
        Class A-3 Principal Payment Amount                                 0.00
        Class A-3 Principal Payment Amount distribution                    0.00
        Principal carryforward Class A-3                                   0.00

        Class A-3 principal balance after current distribution   105,463,520.00


Class A-4 Principal Schedule
----------------------------

        Opening Class A-4 principal balance                       67,262,695.00
        Class A-4 Principal Payment Amount                                 0.00
        Class A-4 Principal Payment Amount distribution                    0.00
        Principal carryforward Class A-4                                   0.00

        Class A-4 principal balance after current distribution    67,262,695.00


Class B Principal Schedule
--------------------------

        Opening Class B principal balance                          4,283,407.46
        Class B Target Investor Principal Amount
           (1.25% * ending ADCB)                                   4,180,956.79
        Class B Floor                                             (9,477,565.30)
        Class B Principal Payment Amount due                         102,450.67
        Class B Principal Payment Amount distribution                102,450.67
        Principal carryforward Class B                                     0.00

        Class B principal balance after current distribution       4,180,956.79


Class C Principal Schedule
--------------------------

        Opening Class C principal balance                          4,283,407.46
        Class C Target Investor Principal Amount
           (1.25% * ending ADCB)                                   4,180,956.79
        Class C Floor                                             (6,610,695.58)
        Class C Principal Payment Amount due                         102,450.67
        Class C Principal Payment Amount distribution                102,450.67
        Principal carryforward Class C                                     0.00

        Class C principal balance after current distribution       4,180,956.79


Class D Principal Schedule
--------------------------

        Opening Class D principal balance                          6,853,451.74
        Class D Target Investor Principal Amount
           (2.00% * ending ADCB)                                   6,689,530.69
        Class D Floor                                             (1,173,781.58)
        Class D Principal Payment Amount due                         163,921.05
        Class D Principal Payment Amount distribution                163,921.05
        Principal carryforward Class D                                     0.00

        Class D principal balance after current distribution       6,689,530.69

Class E Principal Schedule
--------------------------

        Opening Class E principal balance                          3,426,725.40
        Class E Target Investor Principal Amount
           (1.00% * ending ADCB)                                   3,344,764.89
        Class E Floor                                                (13,516.56)
        Class E Principal Payment Amount due                          81,960.51
        Class E Principal Payment Amount distribution                 81,960.51
        Principal carryforward Class E                                     0.00

        Class E principal balance after current distribution       3,344,764.89

Additional Principal Schedule
-----------------------------

        Floors applicable (Yes/No)                                           No
        Monthly Principal Amount                                   8,196,052.33
        Sum of Principal Payments payable on all classes           8,155,072.09
        Additional Principal payable                                       0.00
        Additional Principal available, if payable                         0.00

        Class A-1 Additional Principal allocation                          0.00
        Class A-1 principal balance after current distribution    64,183,384.08

        Class A-2 Additional Principal allocation                          0.00
        Class A-2 principal balance after current distribution    77,498,323.00

        Class A-3 Additional Principal allocation                          0.00
        Class A-3 principal balance after current distribution   105,463,520.00

        Class A-4 Additional Principal allocation                          0.00
        Class A-4 principal balance after current distribution    67,262,695.00

        Class B Additional Principal allocation                            0.00
        Class B principal balance after current distribution       4,180,956.79

        Class C Additional Principal allocation                            0.00
        Class C principal balance after current distribution       4,180,956.79

        Class D Additional Principal allocation                            0.00
        Class D principal balance after current distribution       6,689,530.69

        Class E Additional Principal allocation                            0.00
        Class E principal balance after current distribution       3,344,764.89


Monthly Servicing Fee Schedule, if Heller Financial, Inc.
 is the Servicer
 ---------------

   (i)  Servicing Fee Percentage                                           0.40%
  (ii)  ADCB of Contract Pool as of the 1st day of the
         Collection Period                                       342,672,565.18
 (iii)  Servicing Fee due ( ( (i) / 12 ) *  (ii) )                   114,224.19
  (iv)  Servicing Fee accrued but not paid in prior periods                0.00
        Total Servicing Fee due and accrued ( (iii) + (iv) )         114,224.19
        Servicing Fee carried forward                                      0.00


        Monthly Servicing Fee distributed                            114,224.19


Reserve Fund Schedule
---------------------

        Initial ADCB                                             365,558,126.61
        10% of Initial ADCB                                       36,555,812.66

        Outstanding Principal Amount of the Notes as of the
         preceding Distribution Date                             340,959,203.33

        ADCB as of the end of the Collection Period              334,476,512.85
        Required Reserve Amount (beginning of the period
         aggregate note balances *0.70%)                           2,386,714.42
        Prior month Reserve Fund balance                             618,933.47
        Deposit to Reserve Fund - excess funds                       150,644.48
        Interim Reserve Fund Balance                                 769,577.95
        Current period draw on Reserve Fund for Reserve
         Interest Payments                                                 0.00
        Current period draw on Reserve Fund for Reserve
         Principal Payments                                                0.00
        Excess to Certificateholder                                        0.00
        Ending Reserve Fund balance                                  769,577.95


        Reserve Fund balance as a percentage of aggregate note
         balances as of the first day of the Collection Period             0.23%
        Investment Earnings on Reserve Account                         2,441.17

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors


        Class A-1
        ---------
        Class A-1 principal balance                                64,183,384.08
        Initial Class A-1 principal balance                        93,400,101.00

        Note factor                                                  0.687187523


        Class A-2
        ---------
        Class A-2 principal balance                                77,498,323.00
        Initial Class A-2 principal balance                        77,498,323.00

        Note factor                                                  1.000000000


        Class A-3
        ---------
        Class A-3 principal balance                               105,463,520.00
        Initial Class A-3 principal balance                       105,463,520.00

        Note factor                                                  1.000000000


        Class A-4
        ---------
        Class A-4 principal balance                                67,262,695.00
        Initial Class A-4 principal balance                        67,262,695.00

        Note factor                                                  1.000000000


        Class B
        -------
        Class B principal balance                                   4,180,956.79
        Initial Class B principal balance                           4,569,477.00

        Note factor                                                  0.914974906


        Class C
        -------
        Class C principal balance                                   4,180,956.79
        Initial Class C principal balance                           4,569,477.00

        Note factor                                                  0.914974906


        Class D
        -------
        Class D principal balance                                   6,689,530.69
        Initial Class D principal balance                           7,311,163.00

        Note factor                                                  0.914974908


        Class E
        -------
        Class E principal balance                                   3,344,764.89
        Initial Class E principal balance                           3,655,581.00

        Note factor                                                  0.914974908

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations


Cumulative Loss Amount Schedule
-------------------------------

  (i)   Outstanding Principal Amount of the Notes as of the
           preceding Distribution Date                           340,959,203.33
  (ii)  Overcollateralization Balance as of the preceding
           Distribution Date                                       1,713,361.86
  (iii) Monthly Principal Amount                                   8,196,052.33
  (iv)  Available Amounts remaining after the payment of
           interest                                                8,419,940.76
  (v)   ADCB as of the end of the Collection Period              334,476,512.85
        Cumulative Loss Amount                                             0.00

Class B Floor Calculation
-------------------------

        Class B Floor percentage                                         1.8600%
        Initial ADCB                                             365,558,126.61
        Cumulative Loss Amount for current period                          0.00
        Sum of Outstanding Principal Amount of Class C Notes,
           Class D Notes, Class E Notes and
           Overcollateralization Balance                          16,276,946.45
        Class B Floor                                             (9,477,565.30)

Class C Floor Calculation
-------------------------

        Class C Floor percentage                                         1.4725%
        Initial ADCB                                             365,558,126.61
        Cumulative Loss Amount for current period                          0.00
        Sum of Outstanding Principal Amount of Class D Notes,
           Class E Notes and Overcollateralization Balance        11,993,538.99
        Class C Floor                                             (6,610,695.58)

Class D Floor Calculation
-------------------------

        Class D Floor percentage                                         1.0850%
        Initial ADCB                                             365,558,126.61
        Cumulative Loss Amount for current period                          0.00
        Sum of Outstanding Principal Amount of Class E Notes
           and Overcollateralization Balance                       5,140,087.25
        Class D Floor                                             (1,173,781.58)

Class E Floor Calculation
-------------------------

        Class E Floor percentage                                         0.4650%
        Initial ADCB                                             365,558,126.61
        Cumulative Loss Amount for current period                          0.00
        Overcollateralization Balance                              1,713,361.85
        Class E Floor                                                (13,516.56)

Heller Financial, Inc. is the Servicer (Yes/No)                             Yes

An Event of Default has occurred  (Yes/No)                                   No

10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                             365,558,126.61

        Cumulative DCB of Substitute Contracts replacing
           materially modified contracts                                      0
        Percentage of Substitute Contracts replacing
           materially modified contracts                                      0

        Percentage of Substitute Contracts replacing
           modified contracts exceeds 10% (Yes/No)                           No

5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped Payment modifications           0
        The DCB of Skipped Payment modifications exceeds 5% of
           the initial ADCB (Yes/No)                                         No
        Any Skipped Payments have been deferred later than
           January 1, 2006                                                  N/A

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data


Pool Data
---------

ADCB as of the first day of the Collection Period                342,672,565.18
        Principal collections                                      8,070,772.37
        Prepayment Amounts                                           220,066.17
        Defaulted Contracts                                                0.00
        Change in payaheads                                          (94,786.21)
        Substitutions and Repurchases                                      0.00
ADCB as of the last day of the Collection Period                 334,476,512.85

DCB as of the first day of the Collection Period of Contracts
   that became Defaulted Contracts                                         0.00
Number of Contracts that became Defaulted Contracts
   during the period                                                          0
Defaulted Contracts as a percentage of ADCB (annualized)                   0.00%

DCB of Contracts as of the last day of the Collection Period
   that became Prepaid Contracts                                     214,985.27
Number of Prepaid Contracts as of the last day of the
   Collection Period                                                          2

DCB of Contracts as of the last day of the Collection Period
   that were added as Substitute Contracts                                 0.00
Number of Substitute Contracts as of the last day of the
   Collection Period                                                          0

DCB of Contracts as of the last day of the Collection Period
   that became Warranty Contracts                                          0.00
Number of Warranty Contracts as of the last day of the
   Collection Period                                                          0

Recoveries collected relating to Defaulted Contracts as of the
   last day of the Collection Period                                       0.00

Cumulative Servicer Advances paid by the Servicer                  9,336,118.06
Cumulative reimbursed Servicer Advances                            9,336,118.06


Delinquencies and Losses                    Dollars               Percent
------------------------                    -------               -------

        Current                          321,227,256.62            96.04%
        31-60 days past due                9,936,655.62             2.97%
        61-90 days past due                  716,338.80             0.21%
        Over 90 days past due              2,596,261.81             0.78%
        Total                            334,476,512.85           100.00%

        31+ days past due                 13,249,256.23             3.96%


  (i)   Cumulative ADCB of Defaulted Contracts (cumulative gross
           losses to date)                                                 0.00
  (ii)  Cumulative Recoveries realized on Defaulted Contracts              0.00
        Cumulative net losses to date  ( (i) - (ii) )                      0.00
        Cumulative net losses as a percentage of the initial ADCB          0.00%